                         ANNUAL REPORT / OCTOBER 31 1999

                          AIM CAPITAL DEVELOPMENT FUND

                                  [COVER IMAGE]


                             [AIM LOGO APPEARS HERE]

                                 [ COVER IMAGE ]

                      ------------------------------------

                    UNION SQUARE GREENMARKET BY PATTI MOLLICA

             SMALL-BUSINESS ENTERPRISES ARE FREQUENTLY FOUND NESTLED

           AMONG TALL SKYSCRAPERS HOUSING LARGE MULTINATIONAL CORPORA-

          TIONS. SOME OF THESE SMALLER BUSINESSES EVENTUALLY CARVE OUT

            THEIR OWN PARTICULAR NICHES IN THE MARKET AND EXPERIENCE

              STRONG EARNINGS GROWTH. THAT'S THE KIND OF COMPANY WE

             ENDEAVOR TO OWN IN AIM CAPITAL DEVELOPMENT FUND, SMALL

                  FIRMS WITH STRONG LONG-TERM GROWTH PROSPECTS.

                      ------------------------------------

AIM Capital Development Fund is for shareholders who seek long-term growth through investments in the stocks of small- and medium-sized companies.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Capital Development Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales-charge structure and expenses.
o The fund's average annual total returns, including sales charges, for the periods ended 9/30/99 (the most recent calendar quarter end), were as follows: For Class A shares, one year, 10.99%, inception (6/17/96), 10.41%. For Class B shares, one year, 11.60%, inception (10/1/96), 7.52%. For Class C shares, one year, 15.52%; inception (8/4/97), 2.84%.
o Investing in smaller companies may involve greater risk and potential reward than investing in more established companies.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The unmanaged Lipper Small Cap Funds Index represents an average of the performance of the 30 largest small-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged Russell 2000 Index is generally considered representative of the performance of the stocks of small-capitalization companies.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                          AIM CAPITAL DEVELOPMENT FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER





                    Dear Fellow Shareholder:

                        The fiscal year discussed in this report reconfirmed our
     [PHOTO OF      faith in two long-established principles of investing:
    Charles T.      portfolio diversification and long-term thinking. We could
      Bauer,        title this report "What a Difference a Year Makes."
   Chairman of          An investor surveying conditions when the fiscal year
   the Board of     opened on October 31, 1998, saw a market dominated by
     THE FUND       large-capitalization stocks and high-quality bonds,
   APPEARS HERE]    especially U.S. Treasuries. Ten months into 1998, two
                    well-known indexes of large-capitalization U.S. company
                    stocks, the S&P 500 and the Dow Jones Industrial Average,
                    were up by double digits, but the smaller-company stocks in the Russell 2000 had lost 12.80%. Overseas, many markets
                    were languishing, especially in Asia, where many financial difficulties originated in 1997.
                        In bond markets also, name-brand quality was the place
                    to be. The Lehman Corporate/Government Bond Index, which
                    follows intermediate and long-term government and
                    investment-grade debt, was up 8.56%, while the Lehman High
                    Yield Index, which tracks riskier "junk bonds," had dropped
                    2.30%
    It would be easy for an investor to conclude that blue chips, whether equity or fixed-income, were the only place to be. That investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continue to do very well, during 1999 markets broadened considerably, with many investment sectors performing a complete turnaround. Year to date by October 31, 1999, the small-cap stocks in the Russell 2000 were back in positive territory, and the many Asian markets had staged a comeback. The same holds true for bonds. The higher-quality Lehman index is down 1.49% year to date through October 31, 1999, while high-yield bonds have moved into positive returns.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio and can help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended October 31, 1999, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                      ------------------------------------

                                  STAYING FULLY

                            INVESTED IN A DIVERSIFIED

                                PORTFOLIO REMAINS

                              A COMPELLING STRATEGY

                                 AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                 LONG-TERM GAIN.

                      ------------------------------------


                          AIM CAPITAL DEVELOPMENT FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



IMPROVING SMALL-CAP MARKET BOOSTS FUND


SMALL-CAP STOCKS POSTED RESPECTABLE GAINS FOR THE FISCAL YEAR. HOW DID AIM CAPITAL DEVELOPMENT FUND PERFORM?
The fund posted solid returns for the fiscal year ended October 31, 1999. Excluding sales charges, total returns for Class A, B and C shares were 18.23%, 17.32% and 17.34%, respectively. These returns were better than the 14.87% gain of its benchmark, the Russell 2000 Index.

WHAT WERE THE MAJOR DEVELOPMENTS IN THE U.S. STOCK MARKET?
When the fiscal year began, the stock market was rebounding from a steep decline stemming from severe economic problems in Asia, Russia and Latin America. The rally continued into 1999, and the Dow Jones Industrial Average (the Dow) set a record in August. However, markets were volatile, as investors worried that torrid economic growth would prompt the Federal Reserve Board (the Fed) to tighten monetary policy to head off inflation. In separate moves in June and August, the central bank raised the key federal funds rate from 4.75% to 5.25%. Between June and October, stock markets were volatile. Markets rallied in October after data showed that inflation remained relatively subdued.
    For the fiscal year, large-cap stocks outperformed mid- and small-cap stocks, although all three classes posted impressive gains. Growth stocks outperformed value stocks. Technology was by far the top-performing sector.

HOW DID SMALL-CAP STOCKS FARE?
At the outset of the fiscal year, small-cap stocks were in the midst of a strong rally following months of sharp losses. The recovery continued into 1999, before sustaining a significant setback in February over concerns about inflation and Fed policy. Small-cap stocks bounced back in April to become the market leaders during the second quarter of 1999. Investors found small-cap stocks attractive because of their low prices relative to large-cap stocks and the more favorable earnings growth prospects for smaller companies. Small-cap stocks declined along with other equities in August and September before rebounding in October.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO?
We continued to reduce the number of holdings in the portfolio to the stocks of the companies we believe have the greatest earnings growth potential. We also favored stocks that were attractively priced relative to the rest of the market. As of October 31, 1999, the fund had 206 holdings, down from 278 six months earlier.
    Over the last six months of the fiscal year, we increased the fund's technology holdings from 20% to more than 26% while reducing consumer-cyclical stocks from 24% to 18% of the portfolio. Please keep in mind that our sector weightings are the result of our stock-selection process, which is based on company earnings, not macroeconomic predictions. We are finding more companies with excellent growth prospects in the technology sector.

HOW DID TECHNOLOGY STOCKS FARE?
Although extremely volatile, technology stocks posted significant gains for the year. Internet stocks surged with the growth of online commerce. Toward the end of the reporting period, semiconductor stocks emerged as the sector leaders. Semiconductor firms benefited from increased demand for microchips for communications and Internet infrastructure.
    Tech stocks we liked included Symantec, the fund's top holding. The company produces software for combating computer viruses and restoring, backing up and organizing computer files. Other tech stocks in the portfolio included Check Point Software Technologies, which provides Internet security products; CSG Systems International, which helps cable television and telecommunications companies to automate customer service and billing transactions; and Microchip Technology, which makes embedded control products for the automotive, consumer, communications, industrial and office automation markets.
    We remain optimistic about the growth prospects for tech companies. Technology is assuming an increasingly important position in the U.S. and world economies. Just recently, adjustments were made to the components of the Dow to reflect this development.

                      ------------------------------------

                            INVESTORS FOUND SMALL-CAP

                          STOCKS ATTRACTIVE BECAUSE OF

                          THEIR LOW PRICES RELATIVE TO

                                LARGE-CAP STOCKS.

                      ------------------------------------


FUND OUTPERFORMS BENCHMARK

Total return 10/31/98-10/31/99, excluding sales charges

AIM CAPITAL DEVELOPMENT FUND
VS. RUSSELL 2000 INDEX
================================================================================

       18.23%       17.32%         17.34%         14.87%
        Fund         Fund           Fund         Russell
      Class A      Class B        Class C          2000
       Shares       Shares         Shares         Index
================================================================================

          See important fund and index disclosures inside front cover.

                          AIM CAPITAL DEVELOPMENT FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



WHAT WERE SOME OF THE KEY DEVELOPMENTS IN THE CONSUMER-CYCLICAL SECTOR? Consumer-cyclical stocks performed well, although a significant portion of these gains was recorded during the first half of the fiscal year. For much of the period, consumer-cyclical companies benefited from a booming economy, nearly full employment and robust sales. Within the sector, the stocks of advertisers, broadcasters, specialty retailers, apparel stores and discounters posted solid gains.
    Consumer-cyclical stocks the fund owned included Entercom Communications Corp., which operates more than 42 stations, mostly in the Pacific Northwest. The company will double in size when it completes its acquisition of Sinclair Broadcasting. Other cyclical stocks we liked included CDW Computer Centers, which sells more than 46,000 computer products through catalogs, telephone sales and the Internet, and CEC Entertainment, operator of more than 300 Chuck E. Cheese restaurants in 44 states.

HOW TAX-EFFICIENT WAS THE FUND?
Since its inception on June 17, 1996, through the end of the most recent fiscal year, the fund has paid no taxable capital-gains distributions. Although the fund attempts to invest in a tax-efficient manner, there is no guarantee that it will not pay taxable capital-gains distributions in the future.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
The climate appears favorable for stocks, particularly for small-cap issues. The economy is growing at a healthy pace and corporate profits are solid, especially for smaller companies. Although there is still some question about the Fed's future actions to keep inflation in check, we don't expect the Fed to adopt an aggressive policy of tightening monetary policy. On November 16, 1999, the central bank raised the federal funds rate to 5.5% because of the continued strong economic expansion and adopted a neutral position on further rate hikes. Moreover, while interest rates increased over the fiscal year, they remain relatively low.
    Perhaps most significant has been the improvement in the performance of small-cap stocks. We remain optimistic about long-term prospects for these stocks because of their attractive valuations and the positive earnings-growth projections of smaller companies.

MERGERS, ACQUISITIONS AND "GRADUATES" SCOREBOARD
Companies in the fund's portfolio continued to be the targets of mergers and acquisitions. We believe this attests to the attractiveness of these firms. Through the first 10 months of 1999, 24 companies in the portfolio were involved in acquisitions or mergers. Since the fund's inception on June 17, 1996, through the end of the latest reporting period, 135 companies in the portfolio have been acquired or merged with other firms.
    We also sold companies' stocks when they exceeded $10 billion in market valuation and could no longer be considered smaller companies. Through the first 10 months of 1999, there were 11 "graduates" from the fund.

PORTFOLIO COMPOSITION

As of 10/31/99, based on total net assets

=========================================================================================================================
TOP 10 EQUITY HOLDINGS                                           TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------------------------------------
  1. Symantec Corp.                                    1.32%       1. Computers (Software & Services)              11.10%
  2. Powerwave Technology, Inc.                        1.26        2. Broadcasting (Television, Radio & Cable)     5.59
  3. Check Point Software Technologies Ltd. (Israel)   1.12        3. Electronics (Semiconductors)                 4.18
  4. CSG Systems International, Inc.                   1.08        4. Electrical Equipment                         4.09
  5. Microchip Technology, Inc.                        1.08        5. Retail (Specialty)                           3.87
  6. Cree Research, Inc.                               0.97        6. Services (Commercial & Consumer)             3.77
  7. Rational Software Corp.                           0.95        7. Oil & Gas (Exploration & Production)         3.68
  8. Heidrick & Struggles International, Inc           0.90        8. Communications Equipment                     3.54
  9. AmeriCredit Corp.                                 0.89        9. Services (Data Processing)                   3.40
 10. CEC Entertainment, Inc.                           0.89       10. Oil & Gas (Drilling & Equipment)             3.21

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
=========================================================================================================================

          See important fund and index disclosures inside front cover.

                     AIM CAPITAL DEVELOPMENT FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY



YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM CAPITAL DEVELOPMENT FUND VS. BENCHMARK INDEXES

6/17/96-10/31/99

In thousands

================================================================
                   AIM
                 Capital
               Development         Lipper
                  Fund,           Small Cap         Russell
                 Class A            Funds            2000
                 Shares             Index            Index
----------------------------------------------------------------
6/17/96            9452             10000            10000
10/96             10482              9816             9879
1/97              11134             10258            10767
4/97               9650              9009            10038
7/97              12769             11243            12174
10/97             13771             11633            12777
1/98              13507             11314            12713
4/98              15747             12826            14294
7/98              13800             11423            12456
10/98             12183             10046            11264
1/99              13979             11535            12755
4/99              13308             11528            12972
7/99              14149             12396            13379
10/99             14405             12720            12939

Past performance cannot guarantee comparable future results.
Source: Lipper, Inc.
================================================================

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
The chart compares your fund to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to the stock market over the period 6/17/96-10/31/99. (Please note that the indexes' performance figures are for the period 6/30/96-10/31/99.) It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the Russell 2000 is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Lipper Small Cap Funds Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/99, including sales charges

================================================================
CLASS A SHARES
Inception (6/17/96)                    11.43%
  1 year                               11.73*
* 18.23% excluding sales charges

CLASS B SHARES
Inception (10/1/96)                     8.70%
  1 year                               12.32*
* 17.32% excluding sales charges

CLASS C SHARES
Inception (8/4/97)                      4.54%
  1 year                               16.34*
* 17.34% excluding sales charges
================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales-charge structure and expenses. For fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.


                          AIM CAPITAL DEVELOPMENT FUND

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                     SHARES          VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-95.70%

AEROSPACE/DEFENSE-0.44%

HEICO Corp.                            200,000   $    3,037,500
---------------------------------------------------------------
Kroll-O'Gara Co. (The)(a)              110,000        1,746,250
---------------------------------------------------------------
                                                      4,783,750
---------------------------------------------------------------

AIRLINES-0.46%

Ryanair Holdings PLC-ADR
  (Ireland)(a)                         121,000        4,991,250
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.56%

Dura Automotive Systems, Inc.(a)       160,000        3,000,000
---------------------------------------------------------------
Stoneridge, Inc.(a)                    200,000        3,100,000
---------------------------------------------------------------
                                                      6,100,000
---------------------------------------------------------------

BANKS (REGIONAL)-2.31%

Bank United Corp.-Class A              119,000        4,641,000
---------------------------------------------------------------
Colonial BancGroup, Inc. (The)         499,600        5,963,975
---------------------------------------------------------------
Independence Community Bank Corp.      452,000        5,395,750
---------------------------------------------------------------
North Fork Bancorporation, Inc.        349,500        7,230,281
---------------------------------------------------------------
UCBH Holdings, Inc.(a)                 100,000        1,881,250
---------------------------------------------------------------
                                                     25,112,256
---------------------------------------------------------------

BEVERAGES (ALCOHOLIC)-0.68%

Canandaigua Brands, Inc.-Class
  A(a)                                 121,800        7,368,900
---------------------------------------------------------------

BIOTECHNOLOGY-0.22%

IDEXX Laboratories, Inc.(a)            160,000        2,420,000
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-5.59%

Citadel Communications Corp.(a)        149,400        7,217,887
---------------------------------------------------------------
Cox Radio, Inc.-Class A(a)             115,000        8,050,000
---------------------------------------------------------------
Emmis Broadcasting Corp.-Class
  A(a)                                 100,000        7,212,500
---------------------------------------------------------------
Entercom Communications Corp.(a)       191,500        9,539,094
---------------------------------------------------------------
Hispanic Broadcasting Corp.(a)          60,000        4,860,000
---------------------------------------------------------------
Insight Communications Company,
  Inc.(a)                              316,300        7,472,587
---------------------------------------------------------------
Radio Unica Corp.(a)                    25,000          715,625
---------------------------------------------------------------
Sinclair Broadcast Group, Inc.(a)      373,700        3,737,000
---------------------------------------------------------------
Univision Communications,
  Inc.-Class A(a)                       54,000        4,593,375
---------------------------------------------------------------
Westwood One, Inc.(a)                  157,500        7,264,687
---------------------------------------------------------------
                                                     60,662,755
---------------------------------------------------------------

BUILDING MATERIALS-0.69%

TJ International, Inc.                 160,000        4,960,000
---------------------------------------------------------------
White Cap Industries, Inc.(a)          180,000        2,542,500
---------------------------------------------------------------
                                                      7,502,500
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.41%

W.R. Grace & Co.(a)                    295,400        4,412,537
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-3.54%

Adtran, Inc.(a)                        139,600        5,182,650
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMMUNICATIONS EQUIPMENT-(CONTINUED)

Comverse Technology, Inc.(a)(b)         59,700   $    6,775,950
---------------------------------------------------------------
Davox Corp.(a)                         300,000        3,862,500
---------------------------------------------------------------
Digital Microwave Corp.(a)             300,000        4,462,500
---------------------------------------------------------------
Gilat Satellite Networks Ltd.
  (Israel)(a)                           82,400        4,295,100
---------------------------------------------------------------
NorthEast Optic Network, Inc.(a)       101,100        3,677,512
---------------------------------------------------------------
PairGain Technologies, Inc.(a)         100,000        1,225,000
---------------------------------------------------------------
REMEC, Inc.(a)                         160,700        1,677,306
---------------------------------------------------------------
Scientific-Atlanta, Inc.               126,000        7,213,500
---------------------------------------------------------------
                                                     38,372,018
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.30%

DSP Communications, Inc.(a)            215,000        7,565,312
---------------------------------------------------------------
QLogic Corp.(a)                         63,000        6,559,875
---------------------------------------------------------------
                                                     14,125,187
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-11.10%

AppNet Systems, Inc.(a)                100,400        4,373,675
---------------------------------------------------------------
Check Point Software Technologies
  Ltd. (Israel)(a)                     105,000       12,147,187
---------------------------------------------------------------
Dendrite International, Inc.(a)        122,700        3,849,712
---------------------------------------------------------------
Digital Insight Corp.(a)                70,000        2,773,750
---------------------------------------------------------------
Documentum, Inc.(a)                     82,900        2,352,287
---------------------------------------------------------------
Eclipsys Corp.(a)                      260,000        4,127,500
---------------------------------------------------------------
HNC Software, Inc.(a)                  100,000        3,993,750
---------------------------------------------------------------
Hyperion Solutions Corp.(a)            195,000        4,753,125
---------------------------------------------------------------
InfoCure Corp.(a)                      376,200        5,925,150
---------------------------------------------------------------
Interleaf, Inc.(a)                     100,000        2,456,250
---------------------------------------------------------------
Keynote Systems, Inc.(a)                89,300        4,051,987
---------------------------------------------------------------
Mercury Interactive Corp.(a)            74,500        6,043,812
---------------------------------------------------------------
Navidec, Inc.(a)                       250,000        2,546,875
---------------------------------------------------------------
PC-Tel, Inc.(a)                         55,700        1,671,000
---------------------------------------------------------------
Peregrine Systems, Inc.(a)             115,500        5,067,562
---------------------------------------------------------------
Rational Software Corp.(a)             240,000       10,260,000
---------------------------------------------------------------
Sterling Software, Inc.(a)             340,000        7,458,750
---------------------------------------------------------------
Symantec Corp.(a)                      300,000       14,325,000
---------------------------------------------------------------
Tanning Technology Corp.(a)            194,900        6,845,862
---------------------------------------------------------------
Titan Corp. (The)(a)                   300,000        5,025,000
---------------------------------------------------------------
Transaction Systems Architects,
  Inc.- Class A(a)                     174,000        5,350,500
---------------------------------------------------------------
Trizetto Group, Inc. (The)(a)          335,400        3,354,000
---------------------------------------------------------------
Unigraphics Solutions, Inc.(a)          80,000        1,725,000
---------------------------------------------------------------
                                                    120,477,734
---------------------------------------------------------------

CONSUMER FINANCE-1.90%

American Capital Strategies, Ltd.      403,100        8,439,906
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
CONSUMER FINANCE-(CONTINUED)

AmeriCredit Corp.(a)                   559,500   $    9,721,312
---------------------------------------------------------------
Cash America International, Inc.       255,000        2,406,562
---------------------------------------------------------------
                                                     20,567,780
---------------------------------------------------------------

DISTRIBUTORS (FOOD &
  HEALTH)-0.44%

Performance Food Group Co.(a)          175,000        4,746,875
---------------------------------------------------------------

ELECTRIC COMPANIES-0.66%

Avista Corp.                           365,000        6,570,000
---------------------------------------------------------------
Plug Power, Inc.(a)                     38,200          611,200
---------------------------------------------------------------
                                                      7,181,200
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-4.09%

American Power Conversion
  Corp.(a)                             285,000        6,394,687
---------------------------------------------------------------
Conexant Systems, Inc.(a)               85,000        7,936,875
---------------------------------------------------------------
Cree Research, Inc.(a)                 246,000       10,501,125
---------------------------------------------------------------
DII Group, Inc.(a)                     214,900        7,736,400
---------------------------------------------------------------
Pinnacle Systems, Inc.(a)              145,000        4,023,750
---------------------------------------------------------------
Sawtek, Inc.(a)                        150,000        6,150,000
---------------------------------------------------------------
SLI, Inc.(a)                           150,200        1,614,650
---------------------------------------------------------------
                                                     44,357,487
---------------------------------------------------------------

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-0.51%

Power-One, Inc.(a)                     275,000        5,500,000
---------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.19%

Aeroflex, Inc.(a)                      371,700        2,067,581
---------------------------------------------------------------

ELECTRONICS
  (INSTRUMENTATION)-2.29%

Alpha Industries, Inc.(a)              152,800        8,442,200
---------------------------------------------------------------
Methode Electronics, Inc.-Class A      304,500        4,872,000
---------------------------------------------------------------
Varian Inc.(a)                         500,000        9,437,500
---------------------------------------------------------------
Varian Medical Systems, Inc.           100,000        2,106,250
---------------------------------------------------------------
                                                     24,857,950
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-4.18%

Amkor Technology, Inc.(a)              332,900        6,720,419
---------------------------------------------------------------
Celestica Inc. (Canada)(a)              95,000        5,284,375
---------------------------------------------------------------
Fairchild Semiconductor Corp.(a)       200,000        5,050,000
---------------------------------------------------------------
Micrel, Inc.(a)                        140,000        7,612,500
---------------------------------------------------------------
Microchip Technology, Inc.(a)          175,100       11,666,037
---------------------------------------------------------------
QuickLogic Corp.(a)                    178,100        3,272,587
---------------------------------------------------------------
Sipex Corp.(a)                         100,000        1,150,000
---------------------------------------------------------------
Zoran Corp.(a)                         159,900        4,617,112
---------------------------------------------------------------
                                                     45,373,030
---------------------------------------------------------------

ENTERTAINMENT-1.39%

LodgeNet Entertainment Corp.(a)         85,200        1,565,550
---------------------------------------------------------------
SFX Entertainment, Inc.(a)             198,400        6,931,600
---------------------------------------------------------------
ValueVision International,
  Inc.(a)                              200,000        6,537,500
---------------------------------------------------------------
                                                     15,034,650
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
EQUIPMENT (SEMICONDUCTOR)-0.94%

Etec Systems, Inc.(a)                  134,000   $    5,117,125
---------------------------------------------------------------
Novellus Systems, Inc.(a)               65,000        5,037,500
---------------------------------------------------------------
                                                     10,154,625
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-0.44%

MicroFinancial, Inc.                   170,000        1,859,375
---------------------------------------------------------------
SEI Investments Co.                     30,000        2,924,062
---------------------------------------------------------------
                                                      4,783,437
---------------------------------------------------------------

FOODS-0.82%

American Italian Pasta Co.-Class
  A(a)                                 177,700        4,464,713
---------------------------------------------------------------
Keebler Foods Co.(a)                   140,500        4,487,219
---------------------------------------------------------------
                                                      8,951,932
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-1.35%

Alpharma, Inc.-Class A                 180,000        6,333,750
---------------------------------------------------------------
Jones Pharma, Inc.                     268,000        8,308,000
---------------------------------------------------------------
                                                     14,641,750
---------------------------------------------------------------

HEALTH CARE (HOSPITAL
  MANAGEMENT)-0.71%

LifePoint Hospitals, Inc.(a)           650,100        7,679,306
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.44%

Express Scripts, Inc.-Class A(a)        60,000        2,947,500
---------------------------------------------------------------
Trigon Healthcare, Inc.(a)              63,100        1,790,463
---------------------------------------------------------------
                                                      4,737,963
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-0.75%

Cyberonics, Inc.(a)                    130,000        1,828,125
---------------------------------------------------------------
Lifecore Biomedical, Inc.(a)           200,000        2,500,000
---------------------------------------------------------------
Sybron International Corp.(a)          160,100        3,812,381
---------------------------------------------------------------
                                                      8,140,506
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED
  SERVICES)-2.12%

Advance Paradigm, Inc.(a)               92,000        3,921,500
---------------------------------------------------------------
MAXIMUS, Inc.(a)                       201,800        4,679,238
---------------------------------------------------------------
Orthodontic Centers of America,
  Inc.(a)                              349,900        4,811,125
---------------------------------------------------------------
United Payors & United Providers,
  Inc.(a)                              270,000        4,539,375
---------------------------------------------------------------
Veterinary Centers of America,
  Inc.(a)                              430,000        5,052,500
---------------------------------------------------------------
                                                     23,003,738
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-2.12%

Annuity and Life Reassurance,
  Ltd. (Bermuda)                       254,300        5,976,050
---------------------------------------------------------------
Clarica Life Insurance Co.
  (Canada)(a)                          337,900        5,462,216
---------------------------------------------------------------
Nationwide Financial Services,
  Inc.-Class A                         117,400        4,446,525
---------------------------------------------------------------
UICI(a)                                269,200        7,133,800
---------------------------------------------------------------
                                                     23,018,591
---------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-0.78%

CNA Surety Corp.                       249,700        2,871,550
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
INSURANCE (PROPERTY-CASUALTY)-(CONTINUED)

Radian Group, Inc.                     106,660   $    5,632,981
---------------------------------------------------------------
                                                      8,504,531
---------------------------------------------------------------

INVESTMENT MANAGEMENT-0.46%

Affiliated Managers Group,
  Inc.(a)                              185,000        4,948,750
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.62%

Applied Power, Inc.-Class A            231,700        6,733,781
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.40%

Spartech Corp.                         150,000        4,293,750
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-1.62%

Alpine Group, Inc. (The)(a)            530,000        6,989,375
---------------------------------------------------------------
Armor Holdings, Inc.(a)                399,500        3,870,156
---------------------------------------------------------------
Mettler-Toledo International,
  Inc.(a)                              227,000        6,767,438
---------------------------------------------------------------
                                                     17,626,969
---------------------------------------------------------------

NATURAL GAS-0.39%

Kinder Morgan, Inc.                    210,000        4,226,250
---------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.54%

School Specialty, Inc.(a)              393,000        5,821,313
---------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-3.21%

BJ Services Co.(a)                     198,000        6,793,875
---------------------------------------------------------------
Cooper Cameron Corp.(a)                173,800        6,723,888
---------------------------------------------------------------
Key Energy Services, Inc.(a)(b)      1,978,800        8,904,600
---------------------------------------------------------------
Newpark Resources, Inc.(a)             325,000        2,092,188
---------------------------------------------------------------
Pride International, Inc.(a)           145,900        2,006,125
---------------------------------------------------------------
Tidewater, Inc.                        219,000        6,570,000
---------------------------------------------------------------
Transocean Offshore, Inc.               62,600        1,701,938
---------------------------------------------------------------
                                                     34,792,614
---------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-3.68%

Apache Corp.                           100,100        3,903,900
---------------------------------------------------------------
Basin Exploration, Inc.(a)             250,000        4,109,375
---------------------------------------------------------------
Devon Energy Corp.                     158,700        6,169,463
---------------------------------------------------------------
Kerr-McGee Corp.-5.50% Pfd. DECS       180,000        6,772,500
---------------------------------------------------------------
Newfield Exploration Co.(a)            140,000        4,121,250
---------------------------------------------------------------
Nuevo Energy Co.(a)                    348,000        4,937,250
---------------------------------------------------------------
Santa Fe Snyder Corp.(a)               295,000        2,544,375
---------------------------------------------------------------
Spinnaker Exploration Co.(a)           500,000        7,375,000
---------------------------------------------------------------
                                                     39,933,113
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.22%

Potlatch Corp.                          56,600        2,387,813
---------------------------------------------------------------

PUBLISHING-0.18%

IDG Books Worldwide, Inc.-Class
  A(a)                                 107,100        1,914,413
---------------------------------------------------------------

REAL ESTATE INVESTMENT
  TRUSTS-1.10%

AMRESCO Capital Trust, Inc.            215,500        1,885,625
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
REAL ESTATE INVESTMENT TRUSTS-(CONTINUED)

Apartment Investment & Management
  Co.                                  111,790   $    4,206,099
---------------------------------------------------------------
Colonial Properties Trust              105,100        2,680,050
---------------------------------------------------------------
Correctional Properties Trust          237,400        3,130,713
---------------------------------------------------------------
                                                     11,902,487
---------------------------------------------------------------

RESTAURANTS-1.15%

CEC Entertainment, Inc.(a)             302,500        9,698,906
---------------------------------------------------------------
Dave & Buster's, Inc.(a)               129,800        1,257,438
---------------------------------------------------------------
Rainforest Cafe, Inc.(a)               350,000        1,575,000
---------------------------------------------------------------
                                                     12,531,344
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-1.15%

CDW Computer Centers, Inc.(a)          137,700        8,502,975
---------------------------------------------------------------
InterTAN, Inc.(a)                      175,000        3,937,500
---------------------------------------------------------------
                                                     12,440,475
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.81%

Ames Department Stores, Inc.(a)        170,000        5,386,875
---------------------------------------------------------------
Family Dollar Stores, Inc.             163,600        3,374,250
---------------------------------------------------------------
                                                      8,761,125
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.47%

BJ's Wholesale Club, Inc.(a)           195,000        6,008,438
---------------------------------------------------------------
Grand Union Co. (The)(a)               400,000        5,000,000
---------------------------------------------------------------
Wild Oats Markets, Inc.(a)(b)          140,000        4,935,000
---------------------------------------------------------------
                                                     15,943,438
---------------------------------------------------------------

RETAIL (SPECIALTY)-3.87%

CSK Auto Corp.(a)                      282,400        5,047,900
---------------------------------------------------------------
Linens 'n Things, Inc.(a)              170,300        6,769,425
---------------------------------------------------------------
Lithia Motors, Inc.-Class A(a)         110,000        2,193,125
---------------------------------------------------------------
Michaels Stores, Inc.(a)               247,000        8,289,938
---------------------------------------------------------------
Rainbow Rentals, Inc.(a)               110,200          978,025
---------------------------------------------------------------
Rent-A-Center, Inc.(a)                 262,000        4,797,875
---------------------------------------------------------------
Rent-Way, Inc.(a)                      287,190        4,774,534
---------------------------------------------------------------
Sunglass Hut International,
  Inc.(a)                              183,700        2,215,881
---------------------------------------------------------------
Zale Corp.(a)                          165,000        6,909,375
---------------------------------------------------------------
                                                     41,976,078
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.82%

American Eagle Outfitters,
  Inc.(a)                              130,000        5,565,625
---------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)         246,200        5,401,013
---------------------------------------------------------------
Too Inc.(a)                            373,700        5,979,200
---------------------------------------------------------------
Wet Seal, Inc.-Class A(a)              200,000        2,800,000
---------------------------------------------------------------
                                                     19,745,838
---------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-2.10%

Circle.com(a)                           43,750          634,375
---------------------------------------------------------------
Lamar Advertising Co.(a)               145,000        7,830,000
---------------------------------------------------------------
Snyder Communications, Inc.(a)         175,000        2,231,250
---------------------------------------------------------------
TeleTech Holdings, Inc.(a)             360,000        5,107,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
SERVICES (ADVERTISING/MARKETING)-(CONTINUED)

Young & Rubicam, Inc.                  153,500   $    7,022,625
---------------------------------------------------------------
                                                     22,825,750
---------------------------------------------------------------
SERVICES (COMMERCIAL &
  CONSUMER)-3.77%

Central Parking Corp.                  160,000        4,290,000
---------------------------------------------------------------
Copart, Inc.(a)                        200,000        4,600,000
---------------------------------------------------------------
F.Y.I., Inc.(a)                        134,800        4,448,400
---------------------------------------------------------------
Iron Mountain, Inc.(a)                 250,000        7,562,500
---------------------------------------------------------------
Pegasus Systems, Inc.(a)               100,000        4,275,000
---------------------------------------------------------------
Pre-Paid Legal Services, Inc.(a)       100,000        2,425,000
---------------------------------------------------------------
Quanta Services, Inc.(a)               270,000        7,526,250
---------------------------------------------------------------
Regis Corp.                            312,700        5,804,494
---------------------------------------------------------------
                                                     40,931,644
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-2.43%

E-Stamp Corp.(a)                       125,600        2,920,200
---------------------------------------------------------------
Insight Enterprises, Inc.(a)           200,000        7,475,000
---------------------------------------------------------------
Safeguard Scientifics, Inc.(a)          76,200        6,410,325
---------------------------------------------------------------
SunGard Data Systems, Inc.(a)          185,000        4,520,938
---------------------------------------------------------------
Sykes Enterprises, Inc.(a)(b)          161,900        4,998,663
---------------------------------------------------------------
                                                     26,325,126
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-3.40%

4Front Technologies, Inc.(a)           230,000        3,133,750
---------------------------------------------------------------
BISYS Group, Inc. (The)(a)             135,000        6,885,000
---------------------------------------------------------------
Concord EFS, Inc.(a)                   219,000        5,926,688
---------------------------------------------------------------
CSG Systems International,
  Inc.(a)                              340,800       11,693,700
---------------------------------------------------------------
Lason Holdings, Inc.(a)                141,400        5,253,894
---------------------------------------------------------------
MedQuist, Inc.(a)                      125,000        4,000,000
---------------------------------------------------------------
                                                     36,893,032
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-1.52%

Heidrick & Struggles
  International, Inc.(a)               425,000        9,775,000
---------------------------------------------------------------
Korn/Ferry International(a)            300,000        6,675,000
---------------------------------------------------------------
                                                     16,450,000
---------------------------------------------------------------

SERVICES (FACILITIES &
  ENVIRONMENTAL)-1.01%

Cornell Corrections, Inc.(a)           274,600        3,552,638
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
SERVICES (FACILITIES &
  ENVIRONMENTAL)-(CONTINUED)

Tetra Tech, Inc.(a)                    244,375   $    3,879,453
---------------------------------------------------------------
Wackenhut Corrections Corp.(a)         279,700        3,583,656
---------------------------------------------------------------
                                                     11,015,747
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-2.41%

Arch Communications, Inc.(a)         1,368,200        6,841,000
---------------------------------------------------------------
Powerwave Technologies, Inc.(a)        210,000       13,663,125
---------------------------------------------------------------
Western Wireless Corp.-Class A(a)      105,900        5,599,463
---------------------------------------------------------------
                                                     26,103,588
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-1.74%

CapRock Communications Corp.(a)        160,100        4,612,881
---------------------------------------------------------------
ITC DeltaCom, Inc.(a)                  225,000        5,400,000
---------------------------------------------------------------
IXC Communications, Inc.(a)            125,000        5,398,438
---------------------------------------------------------------
Network Plus Corp.(a)                  281,900        3,488,513
---------------------------------------------------------------
                                                     18,899,832
---------------------------------------------------------------

TEXTILES (SPECIALTY)-0.45%

Polymer Group, Inc.(a)                 250,000        4,890,625
---------------------------------------------------------------

WASTE MANAGEMENT-0.76%

Catalytica, Inc.(a)                    383,600        4,818,975
---------------------------------------------------------------
Safety-Kleen Corp.(a)                  300,000        3,431,250
---------------------------------------------------------------
                                                      8,250,225
---------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $817,213,729)                               1,038,196,939
---------------------------------------------------------------

MONEY MARKET FUNDS-5.01%

STIC Liquid Assets Portfolio(c)     27,206,331       27,206,331
---------------------------------------------------------------
STIC Prime Portfolio(c)             27,206,331       27,206,331
---------------------------------------------------------------
    Total Money Market Funds
      (Cost $54,412,662)                             54,412,662
---------------------------------------------------------------
TOTAL INVESTMENTS-100.71%                         1,092,609,601
---------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.71%)                                     (7,755,403)
---------------------------------------------------------------
NET ASSETS-100.00%                               $1,084,854,198
===============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
DECS  - Dividend Enhanced Convertible Stock
Pfd.  - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of these securities are subject to call options written. See note
    7.
(c) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:

Investments, at market value (cost
  $871,626,391)                               $1,092,609,601
------------------------------------------------------------
Receivables for:
  Investments sold                                 6,415,287
------------------------------------------------------------
  Capital stock sold                                 840,723
------------------------------------------------------------
  Dividends and interest                             628,709
------------------------------------------------------------
Investment for deferred compensation plan             20,604
------------------------------------------------------------
Other assets                                          50,800
------------------------------------------------------------
      Total assets                             1,100,565,724
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            7,829,939
------------------------------------------------------------
  Capital stock reacquired                         4,662,280
------------------------------------------------------------
  Deferred compensation                               20,604
------------------------------------------------------------
  Options written (Premiums received
    $1,725,877)                                    1,358,566
------------------------------------------------------------
Accrued advisory fees                                598,454
------------------------------------------------------------
Accrued administrative services fees                  11,335
------------------------------------------------------------
Accrued directors' fees                                7,298
------------------------------------------------------------
Accrued distribution fees                            777,268
------------------------------------------------------------
Accrued transfer agent fees                          298,326
------------------------------------------------------------
Accrued operating expenses                           147,456
------------------------------------------------------------
      Total liabilities                           15,711,526
------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING   $1,084,854,198
============================================================

NET ASSETS:

Class A                                       $  579,513,715
============================================================
Class B                                       $  451,508,436
============================================================
Class C                                       $   53,832,047
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                     38,038,314
============================================================
Class B:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                     30,307,455
============================================================
Class C:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                      3,615,539
============================================================

Class A:

  Net asset value and redemption price per
    share                                     $        15.24
------------------------------------------------------------
  Offering price per share:
    (Net assets value of $15.24 / 94.50%)     $        16.13
============================================================

Class B:

  Net asset value and offering price per
    share                                     $        14.90
============================================================

Class C:

  Net asset value and offering price per
    share                                     $        14.89
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999

INVESTMENT INCOME:

Dividends (net of $7,896 foreign withholding
  tax)                                          $  5,122,516
------------------------------------------------------------
Interest                                           3,156,458
------------------------------------------------------------
    Total investment income                        8,278,974
------------------------------------------------------------

EXPENSES:

Advisory fees                                      8,102,504
------------------------------------------------------------
Administrative services fees                         111,632
------------------------------------------------------------
Custodian fees                                       142,592
------------------------------------------------------------
Directors' fees                                       23,177
------------------------------------------------------------
Distribution fees-Class A                          2,355,478
------------------------------------------------------------
Distribution fees-Class B                          4,981,777
------------------------------------------------------------
Distribution fees-Class C                            552,292
------------------------------------------------------------
Transfer agent fees-Class A                        1,906,743
------------------------------------------------------------
Transfer agent fees-Class B                        1,868,026
------------------------------------------------------------
Transfer agent fees-Class C                          209,129
------------------------------------------------------------
Other                                                738,152
------------------------------------------------------------
      Total expenses                              20,991,502
------------------------------------------------------------
Less: Expenses paid indirectly                       (40,231)
------------------------------------------------------------
      Net expenses                                20,951,271
------------------------------------------------------------
Net investment income (loss)                     (12,672,297)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           68,479,789
------------------------------------------------------------
  Foreign currencies                                    (317)
------------------------------------------------------------
  Option contracts written                          (158,316)
------------------------------------------------------------
                                                  68,321,156
------------------------------------------------------------
Change in net unrealized appreciation of:
  Investment securities                          142,652,463
------------------------------------------------------------
  Option contracts written                           367,311
------------------------------------------------------------
                                                 143,019,774
------------------------------------------------------------
    Net gain from investment securities and
      option contracts                           211,340,930
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $198,668,633
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                   1999             1998
                                                              --------------   --------------
OPERATIONS:

  Net investment income (loss)                                $  (12,672,297)  $   (8,332,574)
---------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment
    securities, foreign currencies, futures and option
    contracts                                                     68,321,156      (67,636,533)
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, futures and
    option contracts                                             143,019,774     (114,227,472)
---------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets resulting from
       operations                                                198,668,633     (190,196,579)
---------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (251,714,847)     242,830,301
---------------------------------------------------------------------------------------------
  Class B                                                       (119,088,321)     274,584,791
---------------------------------------------------------------------------------------------
  Class C                                                         (2,560,814)      44,827,215
---------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets                    (174,695,349)     372,045,728
---------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          1,259,549,547      887,503,819
---------------------------------------------------------------------------------------------
  End of period                                               $1,084,854,198   $1,259,549,547
=============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $  874,112,818   $1,260,398,710
---------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         170,513          (21,335)
---------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities, foreign currencies, futures and
    option contracts                                             (10,779,655)     (79,158,576)
---------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                     221,350,522       78,330,748
---------------------------------------------------------------------------------------------
                                                              $1,084,854,198   $1,259,549,547
=============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Capital Development Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
       Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
 B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
       On October 31, 1999, undistributed net investment income was increased by $12,864,145, undistributed net realized gains increased by $57,765 and paid-in capital decreased by $12,921,910 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
 C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $8,826,774 as of October 31, 1999 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2006.
 D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
 E. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
 F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
 G. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
       A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
 H. Expenses -- Distribution expenses and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1999, AIM was paid $111,632 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 1999, AFS was paid $2,293,295 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $2,355,478, $4,981,777 and $552,292, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $386,856 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $120,769 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 1999, the Fund paid legal fees of $5,896 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $14,979 and $25,252, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $40,231 during the year ended October 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $1,362,900,625 and $1,707,625,394, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities     $273,125,832
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (54,095,503)
---------------------------------------------------------------------------
Net unrealized appreciation of investment securities           $219,030,329
===========================================================================

Cost of investments for tax purposes is $873,579,272.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 1999 are summarized as follows:

                                                              CALL OPTION CONTRACTS
                                                              ----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
                                                              ---------   ----------
Beginning of period                                                --             --
------------------------------------------------------------------------------------
Written                                                        11,878     $3,353,921
------------------------------------------------------------------------------------
Closed                                                         (3,698)      (468,477)
------------------------------------------------------------------------------------
Exercised                                                      (2,198)      (401,105)
------------------------------------------------------------------------------------
Expired                                                        (1,000)      (758,462)
------------------------------------------------------------------------------------
End of period                                                   4,982     $1,725,877
====================================================================================

  Open call option contracts written at October 31, 1999 were as follows:

                                                                            NUMBER                  OCTOBER 31,      UNREALIZED
                                                       CONTRACT   STRIKE      OF        PREMIUMS        1999        APPRECIATION
ISSUE                                                   MONTH     PRICE    CONTRACTS    RECEIVED    MARKET VALUE   (DEPRECIATION)
-----                                                  --------   ------   ---------   ----------   ------------   --------------
Comverse Technology, Inc.                              Nov. 99     $105        597     $  381,917    $  597,000      $(215,083)
---------------------------------------------------------------------------------------------------------------------------------
Key Energy Group, Inc.                                 Jan. 00        5      1,991        170,225        93,328         76,897
---------------------------------------------------------------------------------------------------------------------------------
Sykes Enterprises, Inc.                                Dec. 99       30        994        269,365       291,988        (22,623)
---------------------------------------------------------------------------------------------------------------------------------
Wild Oats Markets, Inc.                                Dec. 99       35      1,400        904,370       376,250        528,120
---------------------------------------------------------------------------------------------------------------------------------
                                                                             4,982     $1,725,877    $1,358,566      $ 367,311
=================================================================================================================================

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                         1999                           1998
                                                              ---------------------------   ----------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
                                                              -----------   -------------   -----------   --------------
Sold:
  Class A                                                      25,404,762   $ 358,048,933   101,121,530   $1,487,557,560
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       7,763,785     107,015,784    25,176,788      370,811,453
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,461,885      34,429,174     4,336,475       62,530,399
------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
Reacquired:
  Class A                                                     (43,024,621)   (609,763,780)  (85,122,675)  (1,244,727,259)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (16,362,323)   (226,104,105)   (6,860,398)     (96,226,662)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,650,984)    (36,989,988)   (1,375,616)     (17,703,184)
------------------------------------------------------------------------------------------------------------------------
                                                              (26,407,496)  $(373,363,982)   37,276,104   $  562,242,307
========================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during each of the years in the three-year period ended October 31, 1999 and the period June 17, 1996 (date operations commenced) through October 31, 1996, for a share of Class B capital stock outstanding during each of the years in the three-year period ended October 31, 1999 and the period October 1, 1996 (date sales commenced) through October 31, 1996 and for a share of Class C capital stock outstanding during each of the two years in the period ended October 31, 1999 and the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                               CLASS A                                       CLASS B
                              ------------------------------------------    ------------------------------------------
                                1999        1998       1997       1996        1999        1998        1997      1996
                              --------    --------   --------   --------    --------    --------    --------   -------
Net asset value, beginning
of period                     $  12.89      $14.57     $11.09     $10.00    $  12.70      $14.46      $11.08    $11.26
----------------------------  --------    --------   --------   --------    --------    --------    --------   -------
Income from investment
  operations:
    Net investment income
      (loss)                     (0.10)(a)   (0.06)(a)  (0.10)(a)  (0.01)(a)   (0.20)(a)   (0.16)(a)   (0.20)(a) (0.01)(a)
----------------------------  --------    --------   --------   --------    --------    --------    --------   -------
    Net gains (losses) on
      securities (both
      realized and
      unrealized)                 2.45       (1.62)      3.58       1.10        2.40       (1.60)       3.58     (0.17)
----------------------------  --------    --------   --------   --------    --------    --------    --------   -------
        Total from
          investment
          operations              2.35       (1.68)      3.48       1.09        2.20       (1.76)       3.38     (0.18)
----------------------------  --------    --------   --------   --------    --------    --------    --------   -------
Net asset value, end of
  period                      $  15.24      $12.89     $14.57     $11.09    $  14.90      $12.70      $14.46    $11.08
============================  ========    ========   ========   ========    ========    ========    ========   =======
Total return(b)                  18.23%     (11.53)%    31.38%     10.90%      17.32%     (12.17)%     30.51%    (1.60)%
============================  ========    ========   ========   ========    ========    ========    ========   =======

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period
  (000s omitted)              $579,514    $717,263   $577,685   $251,253    $451,508    $493,993    $297,623   $22,435
----------------------------  --------    --------   --------   --------    --------    --------    --------   -------
Ratio of expenses to average
  net assets(c)                   1.38%(d)    1.28%     1.33%      1.35%(e)     2.12%(d)     2.02%     2.09%      1.89%(e)
============================  ========    ========   ========   ========    ========    ========    ========   =======
Ratio of net investment
  income (loss) to average
  net assets(f)                  (0.70)%(d)  (0.40)%    (0.83)%    (0.29)%(e)  (1.44)%(d)  (1.14)%(d)  (1.59)%   (0.83)%(e)
============================  ========    ========   ========   ========    ========    ========    ========   =======
Portfolio turnover rate            117%         78%        41%        13%        117%         78%         41%       13%
============================  ========    ========   ========   ========    ========    ========    ========   =======

                                           CLASS C
                               --------------------------------
                                1999         1998        1997
                               -------      -------     -------
Net asset value, beginning
of period                      $ 12.69       $14.45      $13.48
----------------------------   -------      -------     -------
Income from investment
  operations:
    Net investment income
      (loss)                     (0.20)(a)    (0.16)      (0.06)(a)
----------------------------   -------      -------     -------
    Net gains (losses) on
      securities (both
      realized and
      unrealized)                 2.40        (1.60)       1.03
----------------------------   -------      -------     -------
        Total from
          investment
          operations              2.20        (1.76)       0.97
----------------------------   -------      -------     -------
Net asset value, end of
  period                       $ 14.89       $12.69      $14.45
============================   =======      =======     =======
Total return(b)                  17.34%      (12.18)%      7.20%
============================   =======      =======     =======

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period
  (000s omitted)               $53,832      $48,293     $12,195
----------------------------   -------      -------     -------
Ratio of expenses to average
  net assets(c)                   2.12%(d)     2.02%       2.14%(e)
============================   =======      =======     =======
Ratio of net investment
  income (loss) to average
  net assets(f)                  (1.44)%(d)   (1.14)%     (1.64)%(e)
============================   =======      =======     =======
Portfolio turnover rate            117%          78%         41%
============================   =======      =======     =======

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.38% and 1.60% (annualized) for 1997-1996 for Class A, 2.14% and 2.28% (annualized) for 1997-1996 for Class B and 2.19% (annualized) for 1997 for Class C.
(d) Ratios are based on average net assets of $672,993,650, $498,177,719 and $55,229,231 for Class A, Class B and Class C, respectively.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.88)% and (0.54)% (annualized) for 1997-1996 for Class A, (1.64)% and
    (1.22)% (annualized) for 1997-1996 for Class B and (1.69)% (annualized) for 1997 for Class C.

                       INDEPENDENT AUDITORS' REPORT

                       To the Board of Directors and Shareholders
                       AIM Equity Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of AIM Capital Development Fund (a series portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended and the period June 17, 1996 (date operations commenced) through October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of the AIM Capital Development Fund as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period June 17, 1996 (date operations commenced) through October 31, 1996, in conformity with generally accepted accounting principles.

                       KPMG LLP

                       December 3, 1999
                       Houston, Texas

BOARD OF DIRECTORS                                   OFFICERS                               OFFICE OF THE FUND

Charles T. Bauer                                     Charles T. Bauer                       11 Greenway Plaza
Chairman                                             Chairman                               Suite 100
A I M Management Group Inc.                                                                 Houston, TX 77046
                                                     Robert H. Graham
Bruce L. Crockett                                    President                              INVESTMENT ADVISOR
Director
ACE Limited;                                         Carol F. Relihan                       A I M Advisors, Inc.
Formerly Director, President, and                    Senior Vice President and Secretary    11 Greenway Plaza
Chief Executive Officer                                                                     Suite 100
COMSAT Corporation                                   Gary T. Crum                           Houston, TX 77046
                                                     Senior Vice President
Owen Daly II                                                                                TRANSFER AGENT
Director                                             Edgar M. Larsen
Cortland Trust Inc.                                  Senior Vice President                  A I M Fund Services, Inc.
                                                                                            P.O. Box 4739
Edward K. Dunn Jr.                                   Dana R. Sutton                         Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;                 Vice President and Treasurer
Formerly Vice Chairman and President,                                                       CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and             Melville B. Cox
President, Mercantile Bankshares                     Vice President                         State Street Bank and Trust Company
                                                                                            225 Franklin Street
Jack Fields                                          Mary J. Benson                         Boston, MA 02110
Chief Executive Officer                              Assistant Vice President
Texana Global, Inc.;                                 and Assistant Treasurer                COUNSEL TO THE FUND
Formerly Member
of the U.S. House of Representatives                 Sheri Morris                           Ballard Spahr
                                                     Assistant Vice President               Andrews & Ingersoll, LLP
Carl Frischling                                      and Assistant Treasurer                1735 Market Street
Partner                                                                                     Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP                Renee A. Friedli
                                                     Assistant Secretary                    COUNSEL TO THE DIRECTORS
Robert H. Graham
President and Chief Executive Officer                P. Michelle Grace                      Kramer, Levin, Naftalis & Frankel LLP
A I M Management Group Inc.                          Assistant Secretary                    919 Third Avenue
                                                                                            New York, NY 10022
Prema Mathai-Davis                                   Nancy L. Martin
Chief Executive Officer, YWCA of the U.S.A.;         Assistant Secretary                    DISTRIBUTOR
Commissioner, New York City Dept. for the
Aging; and member of the Board of Directors,         Ofelia M. Mayo                         A I M Distributors, Inc.
Metropolitan Transportation Authority of             Assistant Secretary                    11 Greenway Plaza
New York State                                                                              Suite 100
                                                     Lisa A. Moss                           Houston, TX 77046
Lewis F. Pennock                                     Assistant Secretary
Attorney                                                                                    AUDITORS
                                                     Kathleen J. Pflueger
Louis S. Sklar                                       Assistant Secretary                    KPMG LLP
Executive Vice President                                                                    700 Louisiana
Hines Interests                                      Samuel D. Sirko                        Houston, TX 77002
Limited Partnership                                  Assistant Secretary

                                                     Stephen I. Winer
                                                     Assistant Secretary

                      ------------------------------------

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                               AIM INVESTOR LINE,

                                  800-246-5463,

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                      ------------------------------------

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

THE AIM FAMILY OF FUNDS --Registered Trademark--

GROWTH FUNDS                                      MONEY MARKET FUNDS                                  A I M Management Group Inc.
AIM Aggressive Growth Fund(1)                     AIM Money Market Fund                               has provided leadership in the
AIM Blue Chip Fund                                AIM Tax-Exempt Cash Fund                            mutual fund industry since
AIM Capital Development Fund                                                                          1976 and managed approximately
AIM Constellation Fund                            INTERNATIONAL GROWTH FUNDS                          $120 billion in assets for
AIM Dent Demographic Trends Fund                  AIM Advisor International Value Fund                more than 6.4 million
AIM Large Cap Growth Fund                         AIM Asian Growth Fund                               shareholders, including
AIM Mid Cap Equity Fund                           AIM Developing Markets Fund                         individual investors,
AIM Mid Cap Growth Fund                           AIM Euroland Growth Fund(4)                         corporate clients and
AIM Mid Cap Opportunities Fund                    AIM European Development Fund                       financial institutions, as of
AIM Select Growth Fund                            AIM International Equity Fund                       September 30, 1999.
AIM Small Cap Growth Fund(2)                      AIM Japan Growth Fund                                   The AIM Family of Funds
AIM Small Cap Opportunities Fund(3)               AIM Latin American Growth Fund                      --Registered Trademark-- is
AIM Value Fund                                    AIM New Pacific Growth Fund                         distributed nationwide, and
AIM Weingarten Fund                                                                                   AIM today is the 10th-largest
                                                  GLOBAL GROWTH FUNDS                                 mutual fund complex in the
GROWTH & INCOME FUNDS                             AIM Global Aggressive Growth Fund                   United States in assets under
AIM Advisor Flex Fund                             AIM Global Growth Fund                              management, according to
AIM Advisor Large Cap Value Fund                                                                      Strategic Insight, an
AIM Advisor Real Estate Fund                      GLOBAL GROWTH & INCOME FUNDS                        independent mutual fund
AIM Balanced Fund                                 AIM Global Growth & Income Fund                     monitor.
AIM Basic Value Fund                              AIM Global Utilities Fund
AIM Charter Fund
                                                  GLOBAL INCOME FUNDS
INCOME FUNDS                                      AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                            AIM Global Government Income Fund
AIM High Yield Fund                               AIM Global Income Fund
AIM High Yield Fund II                            AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund                  THEME FUNDS
AIM Limited Maturity Treasury Fund                AIM Global Consumer Products and Services Fund
                                                  AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                             AIM Global Health Care Fund
AIM High Income Municipal Fund                    AIM Global Infrastructure Fund
AIM Municipal Bond Fund                           AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut           AIM Global Telecommunications and Technology Fund(5)
AIM Tax-Free Intermediate Fund                    AIM Global Trends Fund(6)



(1) AIM Aggressive Growth Fund reopened to new investors on November 16, 1998.
(2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999.
(4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after January 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

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